Exhibit 10.51

WYETH

2006 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

(As approved by stockholders on April 27, 2006 and as amended by the Board of Directors through November 16, 2006)

1. Purpose.

The purpose of the Plan is to provide a means through which the Company may attract able persons to become and remain Non-Employee Directors of the Company and to provide a means whereby Non-Employee Directors of the Company can acquire and retain Stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and such Non-Employee Directors.

2. Definitions.

The following definitions shall be applicable throughout the Plan.

(a) “Annual Meeting” shall mean the annual meeting of the Company’s stockholders.

(b) “Award” means, individually or collectively, any Option or Deferred Stock Unit Award.

(c) “Award Agreement” means the agreement between the Company and a Participant who has been granted an Option or Deferred Stock Unit Award which defines the rights and obligations of the parties.

(d) “Board” means the Board of Directors of the Company.

(e) “Board Membership” means the period of time during which a Director serves on the Board.

(f) “Change in Control” means (i) any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Permitted Holder (as defined below) who is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity’s outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, “Permitted Holder” means (i) the

Company, (ii) any corporation, partnership, trust or other entity controlled by the Company and (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any such controlled entity.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means the Compensation and Benefits Committee of the Board and any successor thereto.

(i) “Company” means Wyeth, a Delaware corporation.

(j) “Date of Grant” means the date on which an Award is granted to a Participant under the Plan.

(k) “Default Election” shall have the meaning attributed thereto in Section 8(d)(ii)

(l) “Deferred Stock Account” means an account established by the Trustee to hold the shares of Stock attributable to each Participant receiving a Deferred Stock Unit Award.

(m) “Deferred Unit Account” means a bookkeeping account established and maintained by the Company in the name of each Participant who receives a Deferred Stock Unit Award.

(n) “Deferred Stock Unit” means a hypothetical investment representing one share of Stock granted in connection with a Deferred Stock Unit Award pursuant to Section 8 of the Plan.

(o) “Deferred Stock Unit Award” shall mean the Deferred Stock Unit Award granted to a Participant in accordance with Section 8 of the Plan.

(p) “Director” means any member of the Board.

(q) “Disability” means a medically determinable physical or mental impairment which renders a Participant substantially unable to function as a Director, as determined in the sole discretion of the Committee.

(r) “Distribution Election Form” shall mean the election form filed by a Non-Employee Director with the Company indicating whether such Non-Employee Director’s Deferred Stock Unit Awards will be distributed in a lump sum or in a series of 2 to 10 substantially equal annual installments.

(s) “Distribution Election Modification Form” shall mean the election form filed by a Non-Employee Director with the Company indicating a change in the form of distribution of such Non-Employee Director’s future Deferred Stock Unit Awards.

(t) “Dividend Equivalents” means an amount equal to the cash dividends otherwise payable by the Company upon each share of Stock credited to a Participant’s Deferred Stock Account.

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the closing sale price reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (ii) if the Stock is not listed on a national securities exchange, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(w) “Initial Election” shall have the meaning attributed thereto in Section 8(d)(i).

(x) “Non-Employee Director” means a Director who is not also a current employee of the Company or any of its subsidiaries or affiliates.

(y) “Option” means an option to purchase Stock.

(z) “Option Period” means the period during which an Option remains outstanding and following which the Option will expire, subject to early expiration upon a termination of a Participant’s Board Membership as provided herein.

(aa) “Option Price” means the per-share exercise price set for an Option as reflected in the applicable Award Agreement.

(bb) “Participant” means each Non-Employee Director to whom an Award has been granted under the Plan.

(cc) “Plan” means the Company’s 2006 Non-Employee Director Stock Incentive Plan.

(dd) “Section 402 of SOX” shall have the meaning attributed thereto in Section 7(e).

(ee) “Section 409A” means Section 409A of the Code.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Stock” means the common stock par value $0.33 1/3 per share, of the Company.

(hh) “Trust” shall mean the grantor trust established by the Company to hold the shares of Stock attributable to Participants receiving Deferred Stock Unit Awards.

(ii) “Trustee” shall mean the trustee of the Trust.

(jj) “Unforeseeable Emergency” shall have the meaning set forth in Section 409A(a)(2)(B)(ii) of the Code.

3. Effective Date and Stockholder Approval.

The Plan shall be submitted to the stockholders of the Company for their approval at the Annual Meeting of Stockholders to be held on April 27, 2006. The Plan shall become effective upon the affirmative vote of the holders of a majority of the shares of Stock present, or represented, and entitled to vote at the meeting.

4. Administration.

The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Subject to the provisions of the Plan, the Committee shall have exclusive power to (i) grant discretionary Awards under the Plan, (ii) determine the nature and extent of the Awards to be made to each Non-Employee Director, (iii) determine the time or times when Awards will be made to Non-Employee Directors, (iv) determine the conditions to which the payment of Awards may be subject, (v) change the number, type and terms of the Awards granted under the Plan, (vi) prescribe the form or forms of Award Agreements, and (vii) cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Options and Deferred Stock Units awarded by the Committee to each Participant, and the expiration date.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, and revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee shall also have the authority to construe and interpret the Plan and all Awards and Award Agreements issued pursuant to the Plan and to correct any defects, supply any omissions and/or reconcile any inconsistencies therein. The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Shares Subject to the Plan.

Unless otherwise determined by the Committee, Options and Deferred Stock Unit Awards shall be automatically granted to Non-Employee Directors pursuant to the formulas set forth in Sections 7 and 8; provided, however, that:

(a) Subject to Section 11, the maximum number of shares of Stock that may be issued pursuant to all Awards under the Plan shall be 300,000; provided, however, that the maximum number of shares of Stock that may be issued pursuant to Deferred Stock Unit Awards shall be 75,000.

(b) The Committee may adopt reasonable counting procedures to ensure appropriate counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for Awards under the Plan; and

(c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

6. Eligibility.

Participation in the Plan shall be limited to Non-Employee Directors.

7. Annual Option Awards.

(a) Automatic Grant. Unless otherwise determined by the Committee, on the date of each Annual Meeting, each Non-Employee Director who is newly elected as a Non-Employee Director or who was previously so elected and continues as a Non-Employee Director immediately following such Annual Meeting shall automatically be granted, without further action by the Board or the Committee, an Option to purchase 3,500 shares of Stock.

(b) Option Price. Options shall have an Option Price equal to the Fair Market Value of a share of Stock on the Date of Grant.

(c) Option Period. Unless otherwise determined by the Committee, the Option Period of each Option, after which each such Option shall expire, shall be ten (10) years from the Date of Grant.

(d) Vesting of Options. Unless otherwise determined by the Committee and subject to early expiration upon termination of a Participant’s Board Membership or accelerated vesting, as provided herein, each Option shall become fully vested and exercisable on the earlier of (i) the day immediately prior to the next Annual Meeting or (ii) the date that is twelve (12) months from the Date of Grant; provided, however, that no Options shall become vested and exercisable prior to the date upon which a Participant has completed two years of continuous Board Membership. For purposes of this Plan, a Non-Employee Director will be deemed to have completed two years of continuous Board Membership on the date immediately prior to the second anniversary of such Non-Employee Director’s date of election to the Board. Notwithstanding any vesting schedule established for any Option, the Committee may, in its sole discretion, accelerate the exercisability of any Option. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires either at the end of the Option Period or earlier upon termination of a Participant’s Board Membership, as provided herein.

(e) Manner of Exercise and Form of Payment. Options which have become exercisable may be exercised by delivery of a written notice of exercise to the Company accompanied by payment of the Option Price covering the shares of Stock with respect to which the exercise relates. The Option Price may be payable in cash and/or by delivery of shares of Stock having a Fair Market Value on the day prior to the date the Option is exercised equal to the Option Price multiplied by the number of shares subject to exercise or, in the discretion of the Committee, either (i) by delivery to the Company of a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price multiplied by the number of shares subject to exercise, (ii) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock subject to exercise reduced by the number of shares of Stock equal to the aggregate exercise price for such shares divided by the Fair Market Value on the date prior to such exercise; or (iii) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any Non-Employee Director through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002 (“Section 402 of SOX”), and to the extent that any form of payment would, upon the advice of the Company’s counsel, result in a violation of Section 402 of SOX, such form of payment shall not be available.

(f) Termination of a Participant’s Board Membership. Unless otherwise determined by the Committee, the termination of a Participant’s Board Membership shall have the following consequences to outstanding Options.

(i) If a Participant’s Board Membership is terminated by reason of the Participant’s death or Disability, and such Participant has completed at least two years of continuous Board Membership, any outstanding Options held by such Participant which are not vested and exercisable on the date of such termination shall become immediately vested and exercisable and all outstanding Options held by such Participant shall remain exercisable until the earlier of (x) the third anniversary of the date of termination, or (y) the expiration of the Option Period.

(ii) If a Participant’s Board Membership is terminated for any other reason other than death or Disability, any unvested Options then held by such Participant shall expire immediately upon such termination and any vested Options then held by such Participant shall remain exercisable until the earlier of (x) the third anniversary of the date of termination, or (y) the expiration of the Option Period.

(g) Award Agreement. Each Option shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee.

(h) Amendment or Cancellation of Option Award Formula. Notwithstanding anything herein to the contrary, the Committee may, at any time and from time to time in its sole discretion, terminate or amend the automatic Option Award to Non-Employee Directors set forth in this Section 7, by increasing or decreasing the number of shares of Stock subject to the formula or substituting an alternate formula or a different Award on different terms, including different or no vesting conditions.

8. Annual Deferred Stock Unit Awards

(a) Automatic Grant. Unless otherwise determined by the Committee, on the date of each Annual Meeting, each Non-Employee Director who is newly elected as a Non-Employee Director or who was previously so elected and continues as a Non-Employee Director immediately following such Annual Meeting shall automatically be granted, without further action by the Board or the Committee, an Award of 1,200 Deferred Stock Units.

(b) Establishment of Deferred Unit Account. Unless otherwise determined by the Committee, on the Date of Grant of each Deferred Stock Unit Award to a Participant, the Company shall establish a Deferred Unit Account for each new Participant receiving such Award and credit to each such newly established or previously established Deferred Unit Account for each such Participant the number of Deferred Stock Units attributable to each such Award.

(c) Contribution of Stock to Trust. Unless otherwise determined by the Committee, on the Date of Grant of each Deferred Stock Unit Award, the Company shall contribute to the Trust for the benefit of each Participant receiving such Award a number of shares of Stock equal to the number of Deferred Stock Units granted to each such Participant pursuant to each such Award and shall instruct the Trustee or applicable record keeper to establish a Deferred Stock Account for each such new Participant and to allocate to each such newly established or previously established Deferred Stock Account for each such Participant the number of shares of Stock attributable to such Award. Each Participant with respect to whom a Deferred Stock Account has been established shall have the voting power to direct the trustee with respect to the voting of Stock allocated to such Deferred Stock Account. The trustee shall not have discretion to vote the Stock held in the Trust unless instructed to do so by the Participant to whose account the Stock has been allocated. Stock held in Deferred Stock Accounts (including, without limitation, Dividend Equivalents) shall be subject to forfeiture and returned to the Company to the same extent that the corresponding Deferred Stock Unit Award is subject to forfeiture. Upon forfeiture of all or a portion of any Deferred Stock Unit Award, the corresponding number of shares of Stock held in a Deferred Stock Account shall be forfeited and returned to the Company. Each Deferred Stock Account shall be maintained under the Trust for each Participant with respect to whom a Deferred Stock Account has been established until the distribution and/or forfeiture of all shares of Stock allocated to such Deferred Stock Account.

(d) Form of Distribution Election.

(i) Initial Elections. Within thirty (30) days following the date of (A) the 2006 Annual Meeting, and (B) any subsequent Annual Meeting at which a newly-elected Non-Employee Director receives an initial Deferred Stock Unit Award (whether such Non-Employee Director was newly-elected at the Annual Meeting or prior to the Annual Meeting), each Non-Employee Director receiving an initial Deferred Stock Unit Award hereunder must file a Distribution Election Form, a form of which is attached hereto as Exhibit A, with the Company indicating whether the distribution of such Award is to be made in a lump sum or in a series of 2 to 10 substantially equal annual installments following the termination of such Non-Employee Director’s Board Membership (the “Initial Election”).

(ii) Default Election. In the event that any Non-Employee Director fails to file a timely Distribution Election Form with respect to a Deferred Stock Unit Award, such Deferred Stock Unit Award will be distributed to the Non-Employee Director in a lump sum following the termination of such Non-Employee Director’s Board Membership (the “Default Election”).

(iii) Change in Form of Distribution. The Initial Election (or the Default Election, if applicable), for each Non-Employee Director shall be a standing election and shall apply to the initial Deferred Stock Unit Award for such Non-Employee Director and, unless such election is changed, to all of the Non-Employee Director’s subsequent annual Deferred Stock Unit Awards. A Non-Employee Director may elect to change the form of payment for any future Deferred Stock Unit Award by filing a Distribution Election Modification Form, a form of which is attached hereto as Exhibit B, with the Company no later than December 31, or such earlier date prescribed by the Committee, of the year prior to the year in which the Deferred Stock Unit Award with respect to which the change will be effective is to be granted. Any such Distribution Election Modification Form shall apply to all of the Non-Employee Director’s subsequent Deferred Stock Unit Awards, unless and until a new Distribution Election Modification Form is filed with the Company.

(e) Vesting. Subject to forfeiture upon termination of a Participant’s Board Membership or accelerated vesting, as provided herein, and unless otherwise determined by the Committee,

(i) Awards Granted at 2006 Annual Meeting. Each Deferred Stock Unit Award granted to a Non-Employee Director at the 2006 Annual Meeting shall become fully vested and no longer subject to forfeiture on the date that is twelve (12) months and thirty (30) days from the Date of Grant; provided, however, that no Deferred Stock Unit Award shall become vested prior to the date upon which a Non-Employee Director has completed two years of continuous Board Membership;

(ii) Awards Granted to Newly-Elected Non-Employee Directors. Each initial Deferred Stock Unit Award granted to a Non-Employee Director who is newly-elected to the Board after the 2006 Annual Meeting shall become fully vested and no longer subject to forfeiture on the date that is twelve (12) months and thirty (30) days from the Date of Grant; provided, however, that no Deferred Stock Unit Award shall become vested prior to the date upon which a Non-Employee Director has completed two years of continuous Board Membership; and

(iii) Awards Granted to Non-Employee Directors Who Are Not Newly-Elected to the Board. Except as provided in Section 8(e)(i), each Deferred Stock

Unit Award granted to a Non-Employee Director who is not newly-elected to the Board shall become fully vested and no longer subject to forfeiture on the earlier of (x) the date that is twelve (12) months from the Date of Grant or (y) the day immediately prior to the next Annual Meeting; provided, however, that no Deferred Stock Unit Award shall become vested prior to the date upon which a Non-Employee Director has completed two years of continuous Board Membership.

Notwithstanding any vesting schedule established for any Deferred Stock Unit Award, the Committee may, in its sole discretion, accelerate the vesting of any Deferred Stock Unit Award and cause the forfeiture restrictions with respect to such Award to lapse; provided, however, that the Committee may not accelerate the vesting of any initial Deferred Stock Unit Award (otherwise subject to vesting on the date that is twelve (12) months and thirty (30) days from the Date of Grant), if such acceleration would result in an impermissible distribution under Section 409A.

(f) Dividend Equivalents. Unless otherwise determined by the Committee, the Company shall withhold cash dividends payable on the shares of Stock held in the Trust and, on each date that cash dividends are otherwise payable to the holders of Stock, the Company shall credit the Dividend Equivalents to each Participant’s Deferred Unit Account. On each date that the Dividend Equivalents in any Deferred Unit Account equal the value of a full share of Stock, the Company shall deduct such value from such Deferred Unit Account and contribute one share of Stock to the Participant’s Deferred Stock Account in the Trust. Dividend Equivalents and shares of Stock attributable to Dividend Equivalents shall be subject to forfeiture in the same manner as the Deferred Stock Unit Awards with respect to which such Dividend Equivalents are attributable.

(g) Accelerated Vesting and Forfeiture of Deferred Stock Unit Awards upon the Termination of a Participant’s Board Membership. Unless otherwise determined by the Committee, (i) in the event of the termination of a Participant’s Board Membership on account of such Participant’s death or Disability and such Participant has completed at least two years of continuous Board Membership, all unvested Deferred Stock Units held by such Participant as of such termination date shall immediately become fully vested and the forfeiture restrictions thereon shall lapse, and (ii) in the event of the termination of a Participant’s Board Membership for any other reason all unvested Deferred Stock Units held by such Participant as of such termination date shall immediately expire and be forfeited.

(h) Payment of Deferred Stock Unit Awards. The shares of Stock attributable to Deferred Stock Unit Awards for each Participant (including shares attributable to Dividend Equivalents) shall be held in the Trust until the termination of such Participant’s Board Membership. Following the termination of a Participant’s Board Membership, the shares of Stock held in such Participant’s Deferred Stock Account attributable to vested Deferred Stock Units shall be distributed by the Trustee to such Participant in a lump sum or in a series of annual installments (net of all applicable taxes, if any), as elected by such Participant pursuant to a Distribution Election Form or Distribution Election Modification Form, as applicable; provided, however, that with respect to any Participant who elected within thirty (30) days following the Date of Grant of any Deferred Stock Unit Award to receive distribution of such Award in a series of annual installments, if the vesting of such Award is accelerated on account of such Participant’s death or Disability or on account of a Change in Control, the shares of Stock attributable to such Award shall be distributed in a lump sum, disregarding the election to have such distribution made in a series of annual installments, as soon as practicable following such acceleration, but in no event later than two and one-half months following the end of the year of such acceleration.

(i) Award Agreement. Each Deferred Stock Unit Award shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee.

(j) Amendment or Cancellation of Deferred Stock Unit Award Formula. Notwithstanding anything herein to the contrary, the Committee may, at any time and from time to time in its sole discretion, terminate or amend the automatic Deferred Stock Unit Award to Non-Employee Directors set forth in this Section 8, by increasing or decreasing the number of shares of Stock subject to the formula or substituting an alternate formula or a different Award on different terms, including different or no vesting conditions.

(k) Distribution upon an Unforeseeable Emergency. A Participant may petition the Committee for a distribution of the shares of Stock held in such Participant’s Deferred Stock Account attributable to vested Deferred Stock Units on account of an Unforeseeable Emergency. Upon the application of a Participant for a distribution on account of an Unforeseeable Emergency the Committee shall determine whether such distribution request qualifies for a distribution pursuant to an Unforeseeable Emergency and, if so, shall approve such request and instruct the Trustee to distribute to such Participant only the number of shares of Stock attributable to vested Deferred Stock Units necessary to satisfy such Unforeseeable Emergency; provided, however, that in no event may such distribution exceed the balance of all shares of Stock attributable to vested Deferred Stock Units held in such Participant’s Deferred Stock Account; and further provided, however, that no Participant requesting a distribution for an Unforeseeable Emergency shall have any involvement in making the determination to approve such distribution on the part of the Committee; and further provided, however, that such distribution shall be made hereunder only to the extent that such constitutes an allowable distribution under Section 409A.

9. Discretionary Grant of Awards

The Committee is authorized, subject to limitations under applicable law, to grant Awards on a discretionary basis to Non-Employee Directors. The Committee shall determine the terms and conditions of such Awards at the Date of Grant or thereafter.

10. General

(a) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person free of any restrictions on stock ownership.

(b) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received the advice of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(c) Designation and Change of Beneficiary. Each Participant may file with the Company a written designation of one or more persons or entities as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(d) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Restated Certificate of Incorporation, as amended, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(e) Rights to Re-election. Nothing in the Plan shall be deemed to create any obligation on the part of the Company or the Board to nominate any Non-Employee Director for re-election by the Company’s stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board.

(f) Governing law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(g) Nontransferability. Options shall not be transferable by the Participant other than by will or the laws of descent and distribution, and Options shall during his or her lifetime be exercisable only by the Participant; provided, however, that the transfer of Options for estate planning purposes shall be allowed in accordance with applicable law. No Deferred Stock Unit Award may be assigned or transferred, pledged or sold prior to its delivery to a Participant or, in the case of a Participant’s death, to the Participant’s legal representative or legatee or such other person designated by an appropriate court; provided, however, that the transfer of a Deferred Stock Unit Award for estate planning purposes shall be allowed in accordance with applicable law.

(h) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

11. Changes in Capital Structure.

Awards granted under the Plan and any Award Agreements, the maximum number of shares of Stock subject to all Awards and the maximum number of shares of Stock subject to Deferred Stock Unit Awards shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan and the maximum number of shares available for grant pursuant to Deferred Stock Unit Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

12. Change in Control.

Except to the extent reflected in a particular Award Agreement, in the event of a Change in Control, (i) notwithstanding any vesting schedule, or any other limitation on exercise or vesting, all outstanding Awards shall immediately become 100% vested and exercisable and the forfeiture provisions thereon shall lapse, and (ii) the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in a lump sum of cash or Stock, the value of such Awards based upon the highest price per share of Company Stock received or to be received by other stockholders of the Company in connection with the Change in Control. Notwithstanding anything herein to the contrary, to the extent that any Award hereunder, either in whole or in part, is deemed to provide for the deferral of compensation within the meaning of Section 409A, there shall be no distribution of any such deferred compensation on account of a Change in Control unless such event also constitutes a “Change in Control Event” within the meaning of Section 409A or such distribution is otherwise allowable under Section 409A.

13. Amendments and Termination.

The Board may at any time terminate the Plan; provided, however, that prior to any such termination, the Board shall give due consideration to the impact of such termination under Section 409A. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Awards may be granted under the Plan after it is terminated; provided, however, that any Award outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Award shall have been exercised or distributed, in accordance with its terms or shall have expired. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval the Committee shall not make any amendment to the Plan which would (i) materially increase the maximum number of shares of Stock which may be issued pursuant to Awards or the maximum number of shares subject to Deferred Stock Unit Awards, except as provided in Section 11, or (ii) change the class of persons eligible to receive Awards under the Plan.

14. 409A.

To the extent that any payments or benefits provided hereunder are considered deferred compensation subject to Section 409A, the Company intends for this Plan to comply with the standards for nonqualified deferred compensation established by Section 409A (the “409A Standards”). To the extent that any terms of the Plan would subject Participants to gross income inclusion, interest or an additional tax pursuant to Section 409A, those terms are to that extent superseded by the 409A Standards. The Company reserves the right to amend Awards granted hereunder, without the consent of any Participant, to cause such Awards to comply with or be exempt from Section 409A.

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As adopted by the Board of Directors of Wyeth on January 27, 2006, subject to stockholder approval at the Annual Meeting of Stockholders to be held on April 27, 2006.

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